UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-09060

HOLLAND BALANCED FUND

(Exact name of registrant as specified in charter)

375 Park Avenue

New York, New York 10152

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael F. Holland President and Treasurer 375 Park Avenue New York, New York 10152

State Street Bank and Trust Company

Andrew Delorme, Esq.

4 Copley Place, 5th Floor

Boston, Massachusetts 02116

and

Timothy Diggins, Esq.

Ropes & Gray

800 Boylston Street

Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code: (212) 486-2002

Date of fiscal year end: September 30

Date of reporting period: December 31, 2013

Item 1.	Schedule of Investments.

Holland Series Fund, Inc.

Holland Balanced Fund •	PORTFOLIO OF INVESTMENTS

December 31, 2013 (Unaudited)	Shares	Value
Common Stocks(a)–78.6%

Beverages–4.3%
PepsiCo, Inc.	16,000	$1,327,040

Consumer Finance–5.5%
American Express Co.	18,500	1,678,505

Diversified Financial Services–3.8%
JPMorgan Chase & Co.	20,000	1,169,600

Energy Equipment & Services–4.7%
Schlumberger, Ltd.	15,800	1,423,738

Food & Staples Retailing–4.7%
Wal-Mart Stores, Inc.	18,400	1,447,896

Industrial Conglomerates–9.7%
3M Co.	10,600	1,486,650
General Electric Co.	52,900	1,482,787

		2,969,437

Insurance–9.1%
Berkshire Hathaway, Inc. Class A*	7	1,245,300
Chubb Corp.	16,000	1,546,080

		2,791,380

IT Services–3.6%
International Business Machines Corp.	5,900	1,106,663

Media–11.3%
Comcast Corp. Class A	34,000	1,766,810
The Walt Disney Co.	22,400	1,711,360

		3,478,170

Oil, Gas & Consumable Fuels–4.7%
Exxon Mobil Corp.	14,300	1,447,160

Pharmaceuticals–4.8%
Johnson & Johnson	16,200	1,483,758

Semiconductors & Semiconductor Equipment–3.6%
Intel Corp.	42,700	1,108,492

Software–4.6%
Microsoft Corp.	37,900	1,418,597

Holland Series Fund, Inc.

Holland Balanced Fund •	PORTFOLIO OF INVESTMENTS (continued)

December 31, 2013 (Unaudited)	Shares	Value

Specialty Retail–4.2%
Home Depot, Inc.	15,700	$1,292,738

Total Common Stocks (Cost–$13,377,011)		24,143,174

	Principal
U.S. Government Security(a)–13.0%

U.S. Treasury Bill–13.0%
United States Treasury Bill, 0.055% due 7/24/14 (Cost $3,998,753)	$4,000,000	3,998,252

Total Investments–91.6% (Cost–$17,375,764)		28,141,426

Other Assets In Excess Of Liabilities–8.4%		2,575,771

Net Assets–100%
Applicable to 1,594,524 outstanding $0.01 par value shares (authorized 1,000,000,000)		$30,717,197

Net asset value, offering price and redemption price per share		$19.26

(a) All percentages are based on the net assets of the Holland Balanced Fund as of December 31, 2013.

* Non-income producing

Holland Series Fund, Inc.

Holland Balanced Fund •	NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2013 (Unaudited)

VALUATION

Equity securities traded on an exchange are valued at their last sales price on that exchange with the exception of equity securities listed on NASDAQ where the NASDAQ Official Closing Price is used. Debt securities for which over-the-counter market quotations are available are valued at the latest bid price. Debt securities purchased with sixty days or less remaining to maturity are valued at amortized cost which approximates fair value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Directors of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below. The Fund’s hierarchy can be found below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments or identical investments in inactive markets, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$24,143,174	$—	$—	$24,143,174
U.S. Government Securities	—	3,998,252	—	3,998,252

Total	$24,143,174	$3,998,252	$—	$28,141,426

For a further break down of each investment by type please refer to the Portfolio of Investments.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. The portfolio may hold securities which are periodically fair valued in accordance with the Fund’s Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. For the period ended December 31 2013, there were no transfers between Level 1, 2 or 3 based on the valuation input levels on September 30,

Holland Series Fund, Inc.

Holland Balanced Fund •	NOTES TO PORTFOLIO OF INVESTMENTS (concluded)

December 31, 2013 (Unaudited)

2013. The Fund held no Level 3 securities during the year ended September 30, 2013.

INCOME TAXES

At December 31, 2013, the U.S. Federal income tax cost basis of investments was $17,375,764. Net unrealized appreciation of the Fund’s investment securities was $10,765,662 of which $11,047,949 related to appreciated investment securities and $(282,287) related to depreciated investment securities.

Item 2.	Controls and Procedures.

(a)	The registrant’s president and treasurer has evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and has concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 3.	Exhibits.

The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOLLAND SERIES FUND, INC.

By:	/s/ Michael F. Holland
Michael F. Holland
President of the Holland Series Fund, Inc.

Date:	February 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Michael F. Holland
Michael F. Holland
President and Treasurer of the Holland Series Fund, Inc.

Date:	February 14, 2014